Exhibit 99.2

I N T E G R I T Y

F I N A N C I A L S T R E N G T H

O P E R A T I O N A L E X C E L L E N C E

F i n a n c i a l S u p p l e m e n t
December 31, 2009

For more information contact:

Jim Brannen
Chief Financial Officer
Jim.Brannen@FBLFinancial.com
TEL: 515.225.5631

Don Seibel
Vice President - Finance
Don.Seibel@FBLFinancial.com
TEL: 515.226.6399

Kathleen Till Stange
Investor Relations Vice President
Kathleen.TillStange@FBLFinancial.com	NYSE: FFG
TEL: 515.226.6780	www.fblfinancial.com

FBL Financial Group, Inc. Financial Supplement (Unaudited) December 31, 2009 Table of Contents/Notes

Consolidated Financial Statements:
Consolidated Balance Sheets	2
Consolidated Statements of Operations	4
Consolidated Statements of Operating Income (Loss), last five quarters	5
Financial Information by Segment:
Segment Information	6
Consolidating Statements of Pre-tax Operating Income (Loss)	7
Statements of Pre-tax Operating Income (Loss), last five quarters:
Traditional Annuity - Exclusive Distribution Segment	8
Traditional Annuity - Independent Distribution Segment	9
Traditional and Universal Life Insurance Segment	10
Variable Segment	11
Corporate and Other Segment	12
Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment	13
Collected Premiums, last five quarters	14
Parent Company Liquidity	15
Other Information	16

NOTE 1: In addition to net income (loss), FBL Financial Group has consistently utilized operating income (loss), a non-GAAP financial measure commonly used in the life insurance industry, as a primary economic measure to evaluate its financial performance. Operating income (loss) for the periods presented equals net income (loss) adjusted to eliminate the impact of realized and unrealized gains and losses on investments and changes in net unrealized gains and losses on derivatives.

We use operating income (loss), in addition to net income (loss), to measure our performance since realized and unrealized gains and losses on investments and the change in net unrealized gains and losses on derivatives can fluctuate greatly from quarter to quarter. These fluctuations make it difficult to analyze core operating trends. In addition, for derivatives not designated as hedges, there is a mismatch between the valuation of the asset and liability when deriving net income (loss). Specifically, call options relating to our index business are one or two-year assets while the embedded derivative in the index contracts represents the rights of the contract holder to receive index credits over the entire period the index annuities are expected to be in force. For our other embedded derivatives in the product segments and interest rate swaps, the instruments are marked to market, but the associated insurance liabilities are not marked to market. A view of our operating performance without the impact of these mismatches and non-recurring items enhances the analysis of our results. We use operating income (loss) for goal setting, determining company-wide short-term incentive compensation and evaluating performance on a basis comparable to that used by many in the investment community.

NOTE 2: Results for the fourth quarter of 2009 were impacted by a reinsurance transaction where EMC National Life Company recaptured a block of annuities and life insurance policies with reserves totaling $246.8 million. The pre-tax gain from this transaction totaling $11.1 million is reported as other income in the Traditional and Universal Life Insurance and Traditional Annuity – Independent segments. We also made refinements to reserve estimates, including related adjustments to deferred policy acquisition costs and other offsets in the fourth quarter of 2009, which increased pre-tax operating income $11.4 million for the Traditional and Universal Life Insurance segment, primarily due to a $10.3 million reduction in interest credited. These refinements also increased operating income for the Variable segment $1.2 million and decreased operating income for the Traditional Annuity – Exclusive Distribution segment $1.8 million.

NOTE 3: Certain financial information presented herein may not add due to rounding.

FBL Financial Group, Inc. Consolidated Balance Sheets (Unaudited) (Dollars in thousands)

	December 31, 2009	December 31, 2008
Assets
Investments:
Fixed maturities - available for sale, at market (amortized cost: 2009 - $10,338,670; 2008 - $10,505,084)
	$9,864,601	$8,965,443
Equity securities - available for sale, at market (cost: 2009 - $62,271; 2008 - $51,958)
	60,154	44,863
Mortgage loans on real estate	1,293,936	1,381,854
Derivative instruments	44,023	12,933
Real estate	16,563	2,559
Policy loans	168,736	182,421
Other long-term investments	1,882	1,527
Short-term investments	203,142	262,459
Total investments	11,653,037	10,854,059

Cash and cash equivalents	11,690	37,710
Securities and indebtedness of related parties	46,518	18,921
Accrued investment income	131,655	136,893
Amounts receivable from affiliates	8,311	15,791
Reinsurance recoverable	126,918	107,854
Deferred policy acquisition costs	1,101,233	1,365,609
Deferred sales inducements	359,771	420,147
Value of insurance in force acquired	38,781	63,121
Property and equipment, less allowances for depreciation of $62,895 in 2009 and $63,730 in 2008
	17,335	23,074
Current income tax recoverable	16,955	14,389
Deferred income tax benefit	-	305,080
Goodwill	11,170	11,170
Collateral held for securities lending and other transactions	-	67,953
Other assets	33,894	41,623
Assets held in separate accounts	702,073	577,420

Total assets	$14,259,341	$14,060,814

FBL Financial Group, Inc. Consolidated Balance Sheets (Continued) (Dollars in thousands)

	December 31, 2009	December 31, 2008
Liabilities and stockholders' equity
Liabilities:
Policy liabilities and accruals:
Future policy benefits:
Interest sensitive and index products	$10,149,505	$10,531,967
Traditional life insurance and accident and health products	1,318,834	1,328,506
Unearned revenue reserve	27,500	34,663
Other policy claims and benefits	22,185	38,256
	11,518,024	11,933,392
Other policyholders' funds:
Supplementary contracts without life contingencies	502,553	504,885
Advance premiums and other deposits	169,108	167,473
Accrued dividends	9,656	10,241
	681,317	682,599

Amounts payable to affiliates	759	247
Short-term debt	-	59,446
Long-term debt payable to affiliates	100,000	100,000
Long-term debt	271,084	271,005
Deferred income taxes	27,506	-
Collateral payable for securities lending and other transactions	-	69,656
Other liabilities	87,301	108,588
Liabilities related to separate accounts	702,073	577,420
Total liabilities	13,388,064	13,802,353

Stockholders’ equity:
FBL Financial Group Stockholders’ equity:
Preferred stock, without par value, at liquidation value – authorized 10,000,000 shares, issued and outstanding 5,000,000 Series B shares
	3,000	3,000
Class A common stock, without par value – authorized 88,500,000 shares, issued and outstanding 29,282,989 shares in 2009 and 28,975,889 shares in 2008

	109,877	104,090
Class B common stock, without par value – authorized 1,500,000 shares, issued and outstanding 1,192,990 shares
	7,522	7,522
Accumulated other comprehensive loss	(118,730)	(649,758)
Retained earnings	869,487	793,511
Total FBL Financial Group, Inc. stockholders' equity	871,156	258,365
Noncontrolling interest	121	96
Total stockholders’ equity	871,277	258,461
Total liabilities and stockholders’ equity	$14,259,341	$14,060,814

FBL Financial Group, Inc. Consolidated Statements of Operations (Unaudited) (Dollars in thousands, except per share data)

	Three months ended December 31,		Year ended December 31,
	2009	2008	2009	2008
Revenues:
Interest sensitive and index product charges	$29,827	$33,362	$158,873	$127,199
Traditional life insurance premiums	39,191	38,002	155,675	149,186
Net investment income	177,644	185,317	724,653	707,872
Derivative income (loss)	25,690	(37,261)	67,515	(208,793)
Net realized capital gains (losses) on sales of investments	9,078	(1,183)	47,051	1,910

Total other-than-temporary impairment losses	(17,007)	(24,602)	(105,439)	(158,219)
Non-credit portion in other comprehensive loss	(257)	-	37,523	-
Net impairment loss recognized in earnings	(17,264)	(24,602)	(67,916)	(158,219)

Other income	14,900	5,945	28,735	25,310
Total revenues	279,066	199,580	1,114,586	644,465

Benefits and expenses:
Interest sensitive and index product benefits	118,072	120,118	437,270	440,430
Change in value of index product embedded derivatives	9,865	(18,334)	148,917	(189,354)
Traditional life insurance benefits	23,820	23,677	93,784	96,884
Increase in traditional life future policy benefits	5,947	9,744	35,766	43,255
Distributions to participating policyholders	4,678	4,958	19,416	20,064
Underwriting, acquisition and insurance expenses	61,031	77,034	233,088	221,393
Interest expense	6,116	6,204	25,280	19,567
Other expenses	4,321	6,427	18,904	24,104
Total benefits and expenses	233,850	229,828	1,012,425	676,343
	45,216	(30,248)	102,161	(31,878)
Income taxes	(14,691)	11,028	(33,219)	13,662
Equity income (loss), net of related income taxes	449	(48)	750	(4)
Net income (loss)	30,974	(19,268)	69,692	(18,220)
Net loss attributable to noncontrolling interest	18	40	143	71
Net income (loss) attributable to FBL Financial Group, Inc	$30,992	$(19,228)	$69,835	$(18,149)

Earnings (loss) per common share	$1.03	$(0.64)	$2.32	$(0.61)
Earnings (loss) per common share – assuming dilution	$1.02	$(0.64)	$2.31	$(0.61)

Cash dividends per common share	$0.0625	$0.1250	$0.3125	$0.5000

FBL Financial Group, Inc.
Consolidated Statements of Operating Income (Loss)
(Dollars in thousands, except per share data)

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009

Operating revenues:
Interest sensitive and index product charges	$33,350	$41,150	$53,131	$34,910	$29,748
Traditional life insurance premiums	38,002	37,954	40,954	37,576	39,191
Net investment income	185,317	184,069	182,772	180,168	177,644
Derivative income (loss)	(30,401)	(32,091)	(31,005)	(27,752)	1,535
Other income	5,945	4,586	4,661	4,588	14,900
Total operating revenues	232,213	235,668	250,513	229,490	263,018

Benefits and expenses:
Interest sensitive and index product benefits	114,096	110,405	108,750	100,516	114,468
Traditional life insurance benefits	23,677	22,104	24,453	23,407	23,820
Increase in traditional life future policy benefits	9,744	9,718	10,110	9,991	5,947
Distributions to participating policyholders	4,958	4,921	5,057	4,760	4,678
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	3,581	3,573	3,620	3,708	3,179
Amortization of deferred policy acquisition costs	51,911	40,590	29,695	20,679	31,041
Amortization of value of insurance in force acquired	1,044	746	652	808	417
Other underwriting expenses	19,353	20,209	18,118	20,946	20,074
Total underwriting, acquisition and insurance expenses	75,889	65,118	52,085	46,141	54,711
Interest expense	6,204	6,932	6,116	6,116	6,116
Other expenses	6,426	4,930	5,550	4,103	4,321
Total benefits and expenses	240,994	224,128	212,121	195,034	214,061
	(8,781)	11,540	38,392	34,456	48,957
Income taxes	3,513	(3,783)	(12,729)	(11,621)	(16,001)
Net loss attributable to noncontrolling interest	40	38	54	33	18
Equity income (loss), net of related income taxes	(48)	73	88	140	449

Operating income (loss)	(5,276)	7,868	25,805	23,008	33,423

Realized gains/losses on investments, net of offsets	(12,009)	(11,040)	(62)	(1,853)	(5,105)
Change in net unrealized gains/losses on derivatives, net of offsets	(1,943)	1,682	(1,325)	(5,240)	2,674

Net income (loss)	$(19,228)	$(1,490)	$24,418	$15,915	$30,992

Operating income (loss) per common share - assuming dilution	$(0.18)	$0.26	$0.86	$0.76	$1.10
Earnings (loss) per common share - assuming dilution	$(0.64)	$(0.05)	$0.81	$0.53	$1.02

Weighted average common shares outstanding, operating income (loss) basis (in thousands):
Basic	29,926	29,958	30,007	30,090	30,179
Effect of dilutive securities	-	126	18	120	231
Diluted	29,926	30,084	30,025	30,210	30,410

Weighted average common shares outstanding, net income (loss) basis (in thousands):
Basic	29,926	29,958	30,007	30,090	30,179
Effect of dilutive securities	-	-	18	120	231
Diluted	29,926	29,958	30,025	30,210	30,410

Operating return on equity, excluding AOCL - last twelve months	5.3%	4.6%	5.1%	5.5%	9.6%
Operating return on equity, including AOCL - last twelve months	7.6%	8.1%	9.8%	10.2%	15.9%

FBL Financial Group, Inc.
Segment Information

We analyze operations by reviewing financial information regarding products that are aggregated into four product segments. The product segments are (1) Traditional Annuity - Exclusive Distribution ("Exclusive Annuity"), (2) Traditional Annuity - Independent Distribution ("Independent Annuity"), (3) Traditional and Universal Life Insurance and (4) Variable. We also have various support operations and corporate capital that are aggregated into the Corporate and Other segment.

The Exclusive Annuity segment primarily consists of fixed rate annuities and supplementary contracts (some of which involve life contingencies) sold through our exclusive agency distribution. Fixed rate annuities provide for tax-deferred savings and supplementary contracts provide for the systematic repayment of funds that accumulate interest. Fixed rate annuities consist primarily of flexible premium deferred annuities, but also include single premium deferred and immediate contracts. With fixed rate annuities, we bear the underlying investment risk and credit interest to the contracts at rates we determine, subject to interest rate guarantees.

The Independent Annuity segment consists of fixed rate and index annuities and supplementary contracts (some of which involve life contingencies) sold through our independent distribution or assumed through coinsurance agreements. With index annuity products, we bear the underlying investment risk and credit interest in an amount equal to a percentage of the gain in a specified market index, subject to minimum guarantees.

The Traditional and Universal Life Insurance segment consists of whole life, term life and universal life policies. These policies provide benefits upon the death of the insured and may also allow the customer to build cash value on a tax-deferred basis.

The Variable segment consists of variable universal life insurance and variable annuity contracts. These products are similar to universal life insurance and traditional annuity contracts, except the contract holder has the option to direct the cash value of the contract to a wide range of investment sub-accounts, thereby passing the investment risk to the contract holder.

The Corporate and Other segment consists of the following corporate items and products/services that do not meet the quantitative threshold for separate segment reporting:

- investments and related investment income not specifically allocated to our product segments;
- interest expense;
- accident and health insurance products, primarily a closed block of group policies;
- advisory services for the management of investments and other companies;
- marketing and distribution services for the sale of mutual funds and insurance products not issued by us; and
- leasing services, primarily with affiliates.

We analyze our segment results based on pre-tax operating income (loss). Accordingly, income taxes are not allocated to the segments. In addition, operating results are generally reported net of any transactions between the segments.

FBL Financial Group, Inc. Consolidating Statements of Pre-tax Operating Income (Loss)

Quarter Ended December 31, 2009	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$188	$7,476	$10,367	$11,717	$-	$29,748
Traditional life insurance premiums	-	-	39,191	-	-	39,191
Net investment income	39,355	97,904	32,562	3,941	3,882	177,644
Derivative income (loss)	(1,163)	3,222	-	-	(524)	1,535
Other income	-	2,777	8,431	388	3,304	14,900
Total operating revenues	38,380	111,379	90,551	16,046	6,662	263,018

Benefits and expenses:
Interest sensitive and index product benefits	23,910	80,495	3,813	6,250	-	114,468
Traditional life insurance benefits	-	-	23,820	-	-	23,820
Increase in traditional life future policy benefits	-	-	5,947	-	-	5,947
Distributions to participating policyholders	-	-	4,678	-	-	4,678
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,484	695	-	3,179
Amortization of deferred policy acquisition costs	4,181	19,898	6,228	734	-	31,041
Amortization of value of insurance in force acquired	(359)	-	776	-	-	417
Other underwriting expenses	2,277	4,338	7,872	5,033	554	20,074
Total underwriting, acquisition and insurance expenses	6,099	24,236	17,360	6,462	554	54,711
Interest expense	-	-	-	-	6,116	6,116
Other expenses	-	-	-	195	4,126	4,321
Total benefits and expenses	30,009	104,731	55,618	12,907	10,796	214,061
	8,371	6,648	34,933	3,139	(4,134)	48,957
Net loss attributable to noncontrolling interest	-	-	-	-	18	18
Equity income, before tax	-	-	-	-	691	691
Pre-tax operating income (loss)	$8,371	$6,648	$34,933	$3,139	$(3,425)	$49,666

Quarter Ended December 31, 2008	Traditional Annuity - Exclusive	Traditional Annuity - Independent	Traditional & Universal Life Insurance	Variable	Corporate & Other	Consolidated
	(Dollars in thousands)
Operating revenues:
Interest sensitive and index product charges	$338	$8,783	$12,256	$11,973	$-	$33,350
Traditional life insurance premiums	-	-	38,002	-	-	38,002
Net investment income	37,467	106,483	35,795	3,713	1,859	185,317
Derivative loss	(663)	(29,738)	-	-	-	(30,401)
Other income	104	-	(21)	416	5,446	5,945
Total operating revenues	37,246	85,528	86,032	16,102	7,305	232,213

Benefits and expenses:
Interest sensitive and index product benefits	23,573	68,003	16,168	6,352	-	114,096
Traditional life insurance benefits	-	-	23,677	-	-	23,677
Increase in traditional life future policy benefits	-	-	9,744	-	-	9,744
Distributions to participating policyholders	-	-	4,958	-	-	4,958
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	-	-	2,831	750	-	3,581
Amortization of deferred policy acquisition costs	3,698	35,764	5,041	7,408	-	51,911
Amortization of value of insurance in force acquired	612	-	432	-	-	1,044
Other underwriting expenses	2,138	3,629	7,590	5,403	593	19,353
Total underwriting, acquisition and insurance expenses	6,448	39,393	15,894	13,561	593	75,889
Interest expense	-	-	-	-	6,204	6,204
Other expenses	-	-	-	111	6,315	6,426
Total benefits and expenses	30,021	107,396	70,441	20,024	13,112	240,994
	7,225	(21,868)	15,591	(3,922)	(5,807)	(8,781)
Net loss attributable to noncontrolling interest	-	-	-	-	40	40
Equity loss, before tax	-	-	-	-	(74)	(74)
Pre-tax operating income (loss)	$7,225	$(21,868)	$15,591	$(3,922)	$(5,841)	$(8,815)

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional Annuity - Exclusive Distribution Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Pre-tax Operating Income	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$338	$204	$210	$210	$188
Net investment income	37,467	37,669	38,543	39,610	39,355
Derivative loss:
Cost of money for call options	(93)	(77)	(77)	(79)	(76)
Cost of interest rate swaps	(570)	(1,180)	(1,192)	(1,223)	(1,087)
Total derivative loss	(663)	(1,257)	(1,269)	(1,302)	(1,163)
Other income	104	44	36	-	-
Total operating revenues	37,246	36,660	37,520	38,518	38,380

Benefits and expenses:
Interest sensitive and index product benefits	23,573	23,038	23,726	24,159	23,910
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	3,698	4,067	3,449	(759)	4,181
Amortization of value of insurance in force acquired	612	299	282	398	(359)
Other underwriting expenses	2,138	2,430	1,889	2,106	2,277
Total underwriting, acquisition and insurance expenses	6,448	6,796	5,620	1,745	6,099
Total benefits and expenses	30,021	29,834	29,346	25,904	30,009
Pre-tax operating income	$7,225	$6,826	$8,174	$12,614	$8,371

Selected balance sheet data, securities at cost:

Assets:
Investments	$2,356,310	$2,489,600	$2,537,576	$2,564,785	$2,598,540
Deferred policy acquisition costs	89,714	88,007	87,990	92,253	90,762
Value of insurance in force acquired	11,982	11,588	11,304	10,919	11,246

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves	$1,971,218	$2,030,117	$2,075,464	$2,124,100	$2,160,705
Other insurance reserves	381,838	378,680	377,827	372,266	367,712
Allocated equity, excluding AOCL	220,494	247,148	226,583	241,199	228,767

Other data:
Number of direct contracts	51,439	52,333	52,910	53,090	53,116

Statutory portfolio yield net of assumed defaults	5.61%	5.61%	5.52%	5.60%	5.65%
Credited rate	4.04%	4.04%	3.92%	3.90%	3.77%
Spread on direct fixed annuities at end of quarter	1.57%	1.57%	1.60%	1.70%	1.88%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$1,554,250	$1,586,141	$1,653,077	$1,704,497	$1,759,026

Deposits	62,278	91,509	70,889	67,131	60,222
Withdrawals, surrenders and death benefits	(32,827)	(28,109)	(23,908)	(21,512)	(26,551)
Net flows	29,451	63,400	46,981	45,619	33,671

Policyholder interest/index credits	15,211	15,721	16,322	16,425	16,367
Annuitizations and other	(12,771)	(12,185)	(11,883)	(7,515)	(8,418)
Balance, end of period	1,586,141	1,653,077	1,704,497	1,759,026	1,800,646
Other interest sensitive reserves	385,077	377,040	370,967	365,074	360,059
Total interest sensitive and index product reserves	$1,971,218	$2,030,117	$2,075,464	$2,124,100	$2,160,705

FBL Financial Group, Inc. Statements of Pre-tax Operating Income (Loss) Traditional Annuity - Independent Distribution Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands)

Operating revenues:
Interest sensitive and index product charges	$8,783	$16,892	$28,965	$10,444	$7,476
Net investment income	106,483	104,705	102,447	99,600	97,904
Derivative income (loss):
Proceeds from option settlements	902	201	260	349	26,899
Cost of money for call options	(30,640)	(30,665)	(29,505)	(26,385)	(23,677)
Total derivative income (loss)	(29,738)	(30,464)	(29,245)	(26,036)	3,222
Other income	-	-	-	-	2,777
Total operating revenues	85,528	91,133	102,167	84,008	111,379

Benefits and expenses:
Interest sensitive and index product benefits:
Fixed rate annuities:
Interest credited and other	33,341	34,113	35,817	36,250	35,788
Amortization of deferred sales inducements	2,012	1,481	945	924	1,147
Total fixed annuity product benefits	35,353	35,594	36,762	37,174	36,935
Index annuities:
Interest credited	10,376	10,354	11,012	11,385	9,729
Amortization of deferred sales inducements	20,257	13,825	13,594	7,665	8,973
Index credits	2,016	1,345	1,867	1,578	24,858
Total index product benefits	32,649	25,524	26,473	20,628	43,560
Total interest sensitive and index product benefits	68,002	61,118	63,235	57,802	80,495
Underwriting, acquisition and insurance expenses:
Amortization of deferred policy acquisition costs	35,764	25,781	22,649	15,235	19,898
Other underwriting expenses	3,629	4,361	4,169	6,363	4,338
Total underwriting, acquisition and insurance expenses	39,393	30,142	26,818	21,598	24,236
Total benefits and expenses	107,396	91,260	90,053	79,400	104,731
Pre-tax operating income (loss)	$(21,868)	$(127)	$12,114	$4,608	$6,648

Selected balance sheet data, securities at cost:

Assets:
Investments	$7,202,047	$6,999,727	$6,811,958	$6,853,156	$6,798,158
Deferred policy acquisition costs	479,288	468,436	455,323	445,130	421,508
Deferred sales inducements	277,836	271,054	266,059	265,894	254,603

Liabilities and equity:
Liabilities:
Interest sensitive and index product reserves - direct	$5,979,633	$5,953,606	$5,776,892	$5,757,358	$5,746,517
Interest sensitive and index product reserves - assumed	1,583,754	1,536,390	1,523,893	1,496,131	1,382,082
Other insurance reserves	145,036	148,880	156,295	154,737	152,169
Allocated equity, excluding AOCL	379,223	370,961	381,532	423,603	345,014

Other data:
Number of direct contracts	93,769	93,507	90,820	89,472	88,486

Fixed rate annuitites:
Statutory portfolio yield net of assumed defaults	5.89%	5.89%	5.74%	5.73%	5.80%
Credited rate	4.89%	4.94%	4.95%	4.94%	4.94%
Spread on direct fixed rate annuities at end of quarter	1.00%	0.95%	0.79%	0.79%	0.86%

Index annutities:
Statutory portfolio yield net of assumed defaults	5.83%	5.83%	5.84%	5.84%	5.84%
Credited rate/option cost	3.54%	3.53%	3.55%	3.51%	3.41%
Spread on direct index annuities at end of quarter	2.29%	2.30%	2.29%	2.33%	2.43%

Interest sensitive and index product reserve activity:
Individual deferred annuity reserve:
Balance, beginning of period	$7,588,549	$7,561,689	$7,488,024	$7,273,729	$7,225,663

Deposits	187,024	314,278	188,946	43,216	34,989
Withdrawals, surrenders and death benefits	(251,863)	(436,142)	(511,580)	(237,865)	(188,304)
Net flows	(64,839)	(121,864)	(322,634)	(194,649)	(153,315)

Policyholder interest/index credits	56,490	56,540	56,891	50,265	70,234
Derivative value change and other	(18,511)	(8,341)	51,448	96,318	(42,127)
Balance, end of period	7,561,689	7,488,024	7,273,729	7,225,663	7,100,455
Other interest sensitive reserves	1,698	1,972	27,056	27,826	28,144
Total interest sensitive and index product reserves	$7,563,387	$7,489,996	$7,300,785	$7,253,489	$7,128,599

FBL Financial Group, Inc. Statements of Pre-tax Operating Income Traditional and Universal Life Insurance Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Pre-tax Operating Income	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$12,256	$12,126	$12,484	$12,943	$10,367
Traditional life insurance premiums	38,002	37,954	40,954	37,576	39,191
Net investment income	35,795	35,991	35,629	35,542	32,562
Other income	(21)	61	(13)	273	8,431
Total operating revenues	86,032	86,132	89,054	86,334	90,551

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	9,092	9,102	9,069	9,136	(3,499)
Death benefits	7,076	9,396	7,196	5,434	7,312
Total interest sensitive product benefits	16,168	18,498	16,265	14,570	3,813
Traditional life insurance benefits:
Death benefits	14,885	12,679	13,981	14,492	13,804
Surrender and other benefits	8,792	9,425	10,472	8,915	10,016
Total traditional life insurance benefits	23,677	22,104	24,453	23,407	23,820
Increase in traditional life future policy benefits	9,744	9,718	10,110	9,991	5,947
Distributions to participating policyholders	4,958	4,921	5,057	4,760	4,678
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	2,831	2,782	2,855	2,945	2,484
Amortization of deferred policy acquisition costs	5,041	5,290	4,585	6,639	6,228
Amortization of value of insurance in force acquired	432	447	368	410	776
Other underwriting expenses	7,590	6,929	6,476	6,934	7,872
Total underwriting, acquisition and insurance expenses	15,894	15,448	14,284	16,928	17,360
Total benefits and expenses	70,441	70,689	70,169	69,656	55,618
Pre-tax operating income	$15,591	$15,443	$18,885	$16,678	$34,933

Selected balance sheet data, securities at cost:
Assets:
Investments	$2,266,936	$2,252,649	$2,244,685	$2,268,086	$2,085,371
Deferred policy acquisition costs	245,020	247,571	251,199	251,482	237,665
Deferred sales inducements	5,582	5,987	6,187	6,110	6,626
Value of insurance in force acquired	25,904	25,427	25,060	24,660	23,877

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$771,823	$769,229	$769,618	$770,952	$628,363
Other insurance reserves	1,455,515	1,468,638	1,478,950	1,487,392	1,436,162
Allocated equity, excluding AOCL	303,978	336,708	339,459	344,665	294,875

Other data:
Number of direct policies - traditional life	335,505	336,230	337,903	339,190	342,791
Number of direct policies - universal life	55,094	55,255	55,408	55,297	55,729
Direct face amounts - traditional life	$30,998	$31,514	$32,221	$32,781	$33,685
Direct face amounts - universal life	$4,817	$4,864	$4,917	$4,923	$4,980

Statutory portfolio yield net of assumed defaults	6.30%	6.28%	6.20%	6.27%	6.25%
Credited rate	4.41%	4.37%	4.37%	4.37%	4.34%
Spread on direct universal life at end of quarter	1.89%	1.91%	1.83%	1.90%	1.91%

Interest sensitive reserve activity:
Balance, beginning of period	$770,527	$771,823	$769,044	$769,618	$770,952

Deposits	15,013	14,375	14,861	13,899	12,858
Withdrawals and surrenders	(8,423)	(8,522)	(8,282)	(6,896)	(6,662)
Net flows	6,590	5,853	6,579	7,003	6,196

Policyholder interest credited	8,225	8,269	8,211	8,239	(4,234)
Policy charges	(12,042)	(12,047)	(12,381)	(12,305)	(10,794)
Benefits and other	(1,477)	(4,854)	(1,835)	(1,603)	(133,757)
Balance, end of period	$771,823	$769,044	$769,618	$770,952	$628,363

FBL Financial Group, Inc. Statements of Pre-tax Operating Income (Loss) Variable Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Pre-tax Operating Income (Loss)	(Dollars in thousands, except face amounts in millions)

Operating revenues:
Interest sensitive product charges	$11,973	$11,928	$11,472	$11,313	$11,717
Net investment income	3,713	3,891	4,085	3,924	3,941
Other income	416	326	789	466	388
Total operating revenues	16,102	16,145	16,346	15,703	16,046

Benefits and expenses:
Interest sensitive product benefits:
Interest credited	2,522	2,229	2,196	2,218	863
Death benefits	3,830	5,522	3,328	1,767	5,387
Total interest sensitive product benefits	6,352	7,751	5,524	3,985	6,250
Underwriting, acquisition and insurance expenses:
Commission expense, net of deferrals	750	791	765	763	695
Amortization of deferred policy acquisition costs	7,408	5,452	(986)	(436)	734
Other underwriting expenses	5,403	5,819	5,148	5,062	5,033
Total underwriting, acquisition and insurance expenses	13,561	12,062	4,927	5,389	6,462
Other expenses	111	157	137	156	195
Total benefits and expenses	20,024	19,970	10,588	9,530	12,907
Pre-tax operating income (loss)	$(3,922)	$(3,825)	$5,758	$6,173	$3,139

Selected balance sheet data, securities at cost:
Assets:
Investments	$242,222	$260,633	$233,804	$246,173	$254,507
Deferred policy acquisition costs	153,396	149,866	152,826	154,985	155,221
Deferred sales inducements	2,572	2,610	2,609	2,564	2,601
Separate account assets	577,420	522,591	595,047	677,142	702,073

Liabilities and equity:
Liabilities:
Interest sensitive reserves	$225,539	$231,035	$227,594	$226,842	$231,838
Other insurance reserves	30,382	31,723	32,546	32,796	30,595
Separate account liabilities	577,420	522,591	595,047	677,142	702,073
Allocated equity, excluding AOCL	119,464	103,624	101,433	113,930	97,379

Rollforward of separate account balances:
Beginning separate account balance	$718,501	$577,420	$522,591	$595,047	$677,142
Net premiums	7,507	10,945	18,260	18,146	14,169
Net investment income (loss)	(127,551)	(45,184)	73,553	83,227	31,156
Charges, benefits and surrenders	(21,037)	(20,590)	(19,357)	(19,278)	(20,394)
Ending separate account balance	$577,420	$522,591	$595,047	$677,142	$702,073

Separate account balance:
Balance per financial statements	$577,420	$522,591	$595,047	$677,142	$702,073
Less: alliance partners' share	(13,940)	(13,750)	(14,453)	(16,200)	(16,825)
Add: alliance partner separate account assets on business assumed	53,614	51,852	54,814	64,288	67,808
	$617,094	$560,693	$635,408	$725,230	$753,056

Other data:
Number of direct contracts - variable annuity	20,624	20,384	20,242	20,034	19,827
Number of direct policies - variable universal life	61,319	60,631	59,812	59,090	58,429
Direct face amounts - variable universal life	$7,698	$7,614	$7,515	$7,427	$7,360

FBL Financial Group, Inc. Statements of Pre-tax Operating Loss Corporate and Other Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
Pre-tax Operating Loss	(Dollars in thousands)

Operating revenues:
Net investment income	$1,859	$1,813	$2,068	$1,492	$3,882
Derivative loss	-	(370)	(491)	(414)	(524)
Other income	5,446	4,155	3,849	3,849	3,304
Total operating revenues	7,305	5,598	5,426	4,927	6,662

Benefits and expenses:
Other underwriting and insurance expenses	593	670	436	481	554
Interest expense	6,204	6,932	6,116	6,116	6,116
Other expenses	6,315	4,773	5,413	3,947	4,126
Total benefits and expenses	13,112	12,375	11,965	10,544	10,796
	(5,807)	(6,777)	(6,539)	(5,617)	(4,134)
Net loss attributable to noncontrolling interest	40	38	54	33	18
Equity income (loss), before tax	(74)	111	136	216	691
Pre-tax operating loss	$(5,841)	$(6,628)	$(6,349)	$(5,368)	$(3,425)

Selected balance sheet data, securities at cost:
Assets:
Investments	$333,281	$460,604	$666,760	$391,225	$392,648
Securities and indebtedness of related parties	18,919	18,968	19,024	19,145	46,520

Liabilities and equity:
Liabilities:
Insurance reserves	$64,319	$63,471	$63,617	$62,905	$61,706
Debt	430,451	371,025	371,044	371,064	371,084
Equity, excluding AOCL	(115,032)	(138,508)	(105,671)	(164,191)	23,850

FBL Financial Group, Inc. Deferred Policy Acquisition Costs/Deferred Sales Inducements by Segment

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
Balance - beginning of period	$88,865	$89,714	$88,007	$87,990	$92,253
Impact of reclassification of realized losses to AOCL	-	(1,461)	-	-	-
Capitalization:
Commissions	2,572	3,121	3,198	2,696	3,035
Expenses	835	918	717	761	523
Total capitalization	3,407	4,039	3,915	3,457	3,558
Amortization - operating basis, before impact of unlocking	(3,699)	(4,067)	(3,449)	(2,703)	(4,181)
Amortization - unlocking, operating basis	-	-	-	3,462	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	1,141	(218)	(483)	47	(868)
Balance - end of period	$89,714	$88,007	$87,990	$92,253	$90,762

Traditional Annuity - Independent Distribution
Balance - beginning of period	$795,235	$757,124	$739,490	$721,382	$711,024
Impact of reclassification of realized losses to AOCL	-	(1,709)	-	-	-
Capitalization:
Commissions	14,880	21,533	12,343	2,202	1,541
Expenses	1,566	1,232	1,045	481	979
Deferral of sales inducements	12,604	13,156	10,207	3,267	2,430
Total capitalization	29,050	35,921	23,595	5,950	4,950
Amortization - operating basis, before impact of unlocking	(30,149)	(41,087)	(34,488)	(23,824)	(24,087)
Amortization - unlocking, operating basis	(27,885)	-	(2,700)	-	(5,931)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(9,127)	(10,759)	(4,515)	7,516	(8,150)
Reinsurance recapture	-	-	-	-	(1,695)
Balance - end of period	$757,124	$739,490	$721,382	$711,024	$676,111

Traditional & Universal Life Insurance
Balance - beginning of period	$244,420	$250,602	$253,558	$257,386	$257,592
Impact of reclassification of realized losses to AOCL	-	(254)	-	-	-
Capitalization:
Commissions	5,222	4,368	4,532	3,012	5,655
Expenses	4,669	3,684	3,857	3,939	4,600
Deferral of sales inducements	1,407	436	275	40	578
Total capitalization	11,298	8,488	8,664	6,991	10,833
Amortization - operating basis, before impact of unlocking	(5,105)	(5,316)	(5,435)	(6,076)	(6,293)
Amortization - unlocking, operating basis	-	-	775	(681)	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(11)	38	(176)	(28)	(13)
Reinsurance recapture	-	-	-	-	(17,828)
Balance - end of period	$250,602	$253,558	$257,386	$257,592	$244,291

Variable
Balance - beginning of period	$160,298	$155,968	$152,476	$155,435	$157,549
Impact of reclassification of realized losses to AOCL	-	(37)	-	-	-
Capitalization:
Commissions	1,728	1,439	1,217	1,326	1,462
Expenses	714	462	362	547	357
Deferral of sales inducements	181	62	17	3	41
Total capitalization	2,623	1,963	1,596	1,876	1,860
Amortization - operating basis, before impact of unlocking	(7,467)	(5,476)	268	793	(731)
Amortization - unlocking, operating basis	-	-	690	(404)	-
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	514	58	405	(151)	(857)
Balance - end of period	$155,968	$152,476	$155,435	$157,549	$157,821

Total
Balance - beginning of period	$1,288,818	$1,253,408	$1,233,531	$1,222,193	$1,218,418
Impact of reclassification of realized losses to AOCL	-	(3,461)	-	-	-
Capitalization:
Commissions	24,402	30,461	21,290	9,236	11,693
Expenses	7,784	6,296	5,981	5,728	6,459
Deferral of sales inducements	14,192	13,654	10,499	3,310	3,049
Total capitalization	46,378	50,411	37,770	18,274	21,201
Amortization - operating basis, before impact of unlocking	(46,420)	(55,946)	(43,104)	(31,810)	(35,292)
Amortization - unlocking, operating basis	(27,885)	-	(1,235)	2,377	(5,931)
Amortization - realized gains/losses on investments and
unrealized gains/losses on derivatives	(7,483)	(10,881)	(4,769)	7,384	(9,888)
Reinsurance recapture	-	-	-	-	(19,523)
Balance - end of period	1,253,408	1,233,531	1,222,193	1,218,418	1,168,985
Impact of realized/unrealized gains/losses in AOCL	532,348	573,695	539,674	257,896	292,019
Deferred acquisition costs/Deferred sales inducements	$1,785,756	$1,807,226	$1,761,867	$1,476,314	$1,461,004

FBL Financial Group, Inc.
Collected Premiums

	Q4 2008	Q1 2009	Q2 2009	Q3 2009	Q4 2009
	(Dollars in thousands)
Traditional Annuity - Exclusive Distribution
First year - individual	$49,262	$75,148	$49,565	$49,308	$34,407
Renewal - individual	14,256	18,989	22,841	19,495	25,538
Group	2,081	2,231	995	4,235	2,928
Total Traditional Annuity - Exclusive Distribution	65,599	96,368	73,401	73,038	62,873

Traditional Annuity - Independent Distribution
Fixed rate annuities	67,820	213,332	99,782	16,021	15,637
Index annuities	136,427	111,367	99,499	31,396	24,078
Total direct	204,247	324,699	199,281	47,417	39,715
Reinsurance assumed	210	358	513	284	209
Total Traditional Annuity - Independent Distribution,
net of reinsurance	204,457	325,057	199,794	47,701	39,924

Traditional and Universal Life Insurance
Universal life:
First year	1,804	2,040	2,311	2,032	2,140
Renewal	9,981	10,307	10,407	9,558	10,203
Total	11,785	12,347	12,718	11,590	12,343
Participating whole life:
First year	3,357	2,681	2,752	2,959	2,825
Renewal	22,946	23,704	25,182	22,415	23,440
Total	26,303	26,385	27,934	25,374	26,265
Term life and other:
First year	2,774	2,767	3,058	2,870	3,335
Renewal	12,618	13,430	13,323	13,635	13,972
Total	15,392	16,197	16,381	16,505	17,307
Total Traditional and Universal Life Insurance	53,480	54,929	57,033	53,469	55,915
Reinsurance assumed	2,696	2,507	2,565	2,633	-
Reinsurance ceded	(4,975)	(5,069)	(5,449)	(4,360)	(5,108)
Total Traditional and Universal Life Insurance, net of reinsurance	51,201	52,367	54,149	51,742	50,807

Variable
Variable annuities:
Exclusive distribution:
First year	5,791	5,064	3,743	7,875	7,176
Renewal	4,484	5,521	5,152	4,012	5,012
Total	10,275	10,585	8,895	11,887	12,188
Alliance channel:
First year (1)	1,856	1,443	1,131	2,310	2,409
Renewal (1)	721	941	1,030	603	637
Total	2,577	2,384	2,161	2,913	3,046
Total variable annuities	12,852	12,969	11,056	14,800	15,234
Variable universal life:
Exclusive distribution:
First year	856	644	588	449	340
Renewal	11,096	12,103	11,822	11,347	10,826
Total	11,952	12,747	12,410	11,796	11,166
Alliance channel:
First year (1)	82	52	40	61	40
Renewal (1)	564	584	490	433	423
Total	646	636	530	494	463
Total variable universal life	12,598	13,383	12,940	12,290	11,629
Total Variable	25,450	26,352	23,996	27,090	26,863
Reinsurance ceded	(216)	(172)	(207)	(281)	(228)
Total Variable, net of reinsurance	25,234	26,180	23,789	26,809	26,635

Corporate and Other
Accident and health premiums collected, net of reinsurance	258	71	38	30	254
	$346,749	$500,043	$351,171	$199,320	$180,493

(1) Amounts are net of portion ceded to and include amounts assumed from alliance partners.

	FBL Financial Group, Inc.
	Parent Company Liquidity

		Actual	Projected
		2009	2010 (3)
		(Dollars in thousands)
	Total cash and invested assets, beginning of period	$83,473	$17,040

	Sources:
	Dividends from insurance subsidiaries	15,000	20,000
	Dividends from noninsurance subsidiaries	3,100	4,200
	Investment income, including interest rate swap income (expense)	(2,165)	486
	Management fees from subsidiaries and affiliates	7,581	6,707
	Total sources	23,516	31,433

	Uses:
	Interest	(25,265)	(24,363)
	Stockholders' dividends (1)	(9,500)	(7,720)
	General expenses	(7,626)	(6,856)
	Total uses	(42,391)	(38,939)

	Pay off Line of Credit	(60,000)	-
	Other, net (2)	12,442	11,000
	Total cash and invested assets, end of period	$17,040	$20,534

(1)

The projected dividends are based on quarterly rates of $0.0075 per Series B redeemable preferred share and $0.0625 per common share. The common stock dividend rate for 2010 is pending quarterly board of directors approval.

(2)	Primarily due to settling amounts due to/from affiliates and external parties, which may fluctuate from period to period due to timing.

(3)	Based on best estimates at December 31, 2009, actual results may differ materially.

FBL Financial Group, Inc. Other Information

	December 31,	March 31,	June 30,	September 30,	December 31,
	2008	2009	2009	2009	2009
	(Dollars in thousands, except per share data)
Capitalization:
Senior Notes, due 2011	$100,000	$100,000	$100,000	$100,000	$100,000
Senior notes, due 2014	75,305	75,292	75,279	75,267	75,253
Senior notes, due 2017	98,700	98,733	98,765	98,797	98,831
Trust preferred securities, due 2047	97,000	97,000	97,000	97,000	97,000
Revolving line of credit agreement	59,446	-	-	-	-
Total debt	430,451	371,025	371,044	371,064	371,084

Preferred stock	3,000	3,000	3,000	3,000	3,000
Common stockholders' equity, excluding AOCL	905,123	916,972	940,338	956,206	986,886
Total capitalization, excluding AOCL	1,338,574	1,290,997	1,314,382	1,330,270	1,360,970

Accumulated other comprehensive income loss	(649,758)	(648,469)	(349,526)	(116,996)	(118,730)
Total capitalization, including AOCL	$688,816	$642,528	$964,856	$1,213,274	$1,242,240

Common shares outstanding	30,168,879	30,365,265	30,466,381	30,452,023	30,475,979

Book Value per Share:
Excluding AOCL	$30.00	$30.20	$30.86	$31.40	$32.38
Including AOCL	8.46	8.84	19.39	27.56	28.49

Debt-to-Capital Ratio:
Excluding AOCL	32.2%	28.7%	28.2%	27.9%	27.3%
Including AOCL	62.5	57.7	38.5	30.6	29.9

Debt-to-Capital Ratio with 100% Credit for Trust
Preferred Securities:
Excluding AOCL	24.9%	21.2%	20.8%	20.6%	20.1%
Including AOCL	48.4	42.6	28.4	22.6	22.1

Class A Common Ownership:
Iowa Farm Bureau Federation	53.1%	52.7%	52.6%	52.6%	52.5%
Other Farm Bureau entities	8.7	8.7	8.6	8.7	8.6
Public	38.2	38.6	38.8	38.7	38.9
	100.0%	100.0%	100.0%	100.0%	100.0%

Quality of Fixed Income Securities:
(AAA, AA, A)	60.0%	58.8%	56.0%	56.8%	60.0%
(BBB)	36.2	36.1	37.5	36.4	34.4
(BB)	2.7	3.4	4.8	4.3	4.1
(<BB)	1.1	1.7	1.7	2.5	1.5

Investment by Type:
Fixed maturities	58.9%	58.1%	58.5%	60.3%	61.3%
Residential mortgage-backed	16.5	16.5	16.2	16.1	16.1
Commercial mortgage-backed	5.9	6.0	5.4	6.1	6.2
Other asset-backed	1.3	1.1	1.0	1.1	1.1
Mortgage loans	12.8	12.6	11.7	11.0	11.1
Equity securities	0.4	0.4	0.5	0.5	0.5
Other	4.2	5.3	6.7	4.9	3.7

Agent Strength Totals:
Farm Bureau Life channel:
8-state Farm Bureau Mutual channel	1,176	1,191	1,194	1,234	1,219
7 Life-only states	786	794	800	805	801
Total Farm Bureau Life channel	1,962	1,985	1,994	2,039	2,020

Percentage registered representatives:
Farm Bureau Life channel	83.9%	82.9%	81.2%	78.5%	77.3%

EquiTrust Life channel:
Independent agents	19,098	20,158	20,023	20,129	20,195